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                                                                   EXHIBIT 10.3


                         WEATHERFORD INTERNATIONAL LTD.
                     NONQUALIFIED EXECUTIVE RETIREMENT PLAN


         1. ESTABLISHMENT AND PURPOSE OF PLAN. Weatherford International Ltd. hereby establishes the Weatherford International Ltd. Nonqualified Executive Retirement Plan set forth herein, effective as of June 1, 2003, in recognition of the valuable services heretofore performed for it by Eligible Employees and to encourage their continued employment. It is intended that this Plan be considered an unfunded arrangement maintained primarily to provide deferred compensation, for a select group of management or highly compensated employees, for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code").

         2. DEFINITION OF TERMS. The following words and phrases when used herein, unless the context clearly requires otherwise, shall have the following respective meanings:

         (a) BENEFICIARY: The person or persons who may become entitled to a benefit hereunder in the case of a Participant's death in accordance with the Designation of Beneficiary Form last received by the Company from the Participant prior to his or her death.

         (b)      BOARD:  The Board of Directors of the Company.

         (c)      CAUSE:  Shall mean:

                  (i) the willful and continued failure of the Participant to substantially perform the Participant's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or anticipated failure after the issuance of a notice of termination for Good Reason by the Participant), after a written demand for substantial performance is delivered to the Participant by the Board which specifically identifies the manner in which the Participant has not substantially performed the Participant's duties, or

                  (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  No act, or failure to act, on the part of the Participant shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the CEO or of a more senior officer of the Company or based upon the advice of counsel for the Company (which may be the General Counsel or other counsel employed by the Company or its subsidiaries) shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. The termination of employment of the Participant shall not be deemed to be for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Participant, and the Participant is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Participant is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

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         (d)      CEO:  The Chief Executive Officer of the Company.

         (e) CHANGE OF CONTROL: Shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred or is pending:

                  (i) any Person is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Securities Exchange Acts of 1934, as amended from time to time ("Exchange Act")), directly or indirectly, of 20 percent or more of either (A) the then outstanding common shares of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                  (ii) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) the consummation of a Corporate Transaction, unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and entities (which, for purposes of this Plan, shall include, without limitation, any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity) who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more subsidiaries or entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors or other governing body of the entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                  (iv) Approval or adoption by the Board or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company.


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         (f) COMPANY: Weatherford International Ltd. and its Successors.

         (g) COMPANY'S ASSETS: Assets (of any kind) owned by the Company, including, without limitation, any securities of the Company's Subsidiaries and any of the assets owned by the Company's Subsidiaries.

         (h) COMPENSATION: The sum of (i) the Participant's highest annual base salary paid for personal services rendered to the Company or a Subsidiary in the last five-year period ending on the applicable date and increased for any amounts that the Eligible Employee could have received in cash in lieu of deferrals made pursuant to a cash or deferred arrangement or a cafeteria plan described in Section 125 of the Code, plus (ii) the bonus amount (as set forth in the Participation Agreement) potentially payable to a Participant under the Company's management incentive plan for such year or, if greater, the highest bonus earned by or paid to the Participant during any one of the last five calendar years ended prior to the applicable date.

         (i) CORPORATE TRANSACTION: A reorganization, merger, amalgamation, consolidation or similar transaction of the Company or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets.

         (j) DISABILITY: The absence of the Participant from performance of the participant's duties with the Company on a substantial basis for 120 calendar days as a result of incapacity due to mental or physical illness.

         (k) EARLY RETIREMENT DATE: The first day of the month coinciding with or next following the date on which the Participant retires from employment by the Company or a Subsidiary on or after attainment of age 55 and completion of 10 Years of Service.

         (l)      EFFECTIVE DATE: June 1, 2003.

         (m) ELIGIBLE EMPLOYEE: An individual who (i) is a member of a select group of management of the Company or a Subsidiary and (ii) is designated by the CEO.

         (n)      GOOD REASON: The occurrence of any of the following:

                  (i) the assignment to the Participant of any position, authority, duties or responsibilities inconsistent with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by any employment agreement between the Company and the Participant or as in effect prior to the assignment, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Participant;

                  (ii) any failure by the Company to comply with any of the provisions of this Plan (including, without limitation, its obligations under by any employment agreement between the Company and the Participant), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Participant;

                  (iii) any failure by the Company to continue to provide the Participant with benefits currently enjoyed by the Participant under any of the Company's compensation, bonus, retirement,


                                       3

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pension, savings, life insurance, medical, health and accident, or disability plans, or the taking of any other action by the Company which would directly or indirectly reduce any of such benefits or deprive the Participant of any fringe benefits or perquisites currently enjoyed by the Participant;

                  (iv) the Company's requiring the Participant to be based at any office or location other than as provided in by any employment agreement between the Company and the Participant or the Company's requiring the Participant to travel on Company business to a substantially greater extent than required immediately prior to the date hereof:

                  (v) any purported termination by the Company of the Participant's employment (including, without limitation, any secondment of the Participant to a Subsidiary without the Participant's prior express agreement in writing);

                  (vi) any failure by the Company to comply with and satisfy
Section 23 of this Plan; or

                  (vii) following a Change of Control, the giving of notice by the Company to the Participant that his or her employment agreement with the Company shall not be extended or renewed.

                  In the event of a Change of Control or other Corporate Transaction in which the Company's common shares cease to be publicly traded, "Good Reason" shall be deemed to exist upon the occurrence of any of the events listed in clauses (i) - (vii) above and also in the event Participant is assigned to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are (A) not at or with the publicly-traded ultimate parent company of the Successor to the Company or the corporation or other entity surviving or resulting from such Corporate Transaction or (B) inconsistent with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by any employment agreement between the Company and the Participant or as in effect prior to the assignment.

                 For purposes of this Plan, any good faith determination of "Good Reason" made by the Participant shall be conclusive.

         (o) NORMAL RETIREMENT DATE: The first day of the month coinciding with or next following the date on which the Participant retires from employment by the Company or a Subsidiary on or after attainment of age 62 and completion of 10 Years of Service.

         (p) PARTICIPANT: An Eligible Employee who elects to participate in the Plan in accordance with Section 3.

         (q) PARTICIPATION AGREEMENT: A written notice filed by an Eligible Employee with the Company in substantially the form attached hereto as Exhibit A, electing to participate in the Plan and agreeing to the reduction under
Section 3 and the other terms of the Plan.

         (r) PERSON: shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates (as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act), (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) a corporation or other entity owned, directly or


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indirectly, by the shareholders of the Company in the same proportions as their ownership of common shares of the Company.

         (s) PLAN: The Weatherford International Ltd. Nonqualified Executive Retirement Plan, together with any and all amendments or supplements thereto.

         (t) SUBSIDIARY: Any majority-owned subsidiary of the Company or any majority-owned subsidiary thereof, or any other corporation, partnership, entity or business venture in which the Company owns, directly or indirectly, a significant financial interest provided that the CEO designates such corporation, partnership, entity or business venture to be a Subsidiary for the purposes of this Plan.

         (u) YEAR OF SERVICE: Each 12-month period during continuous employment with the Company or a Subsidiary as a common-law employee beginning on an Eligible Employee's date of hire and each anniversary thereof. Any period of less than 12 months during such continuous employment that begins on the anniversary of an Eligible Employee's date of hire and ends on his or her date of retirement or termination of employment shall also be credited as one full Year of Service. All periods of employment by the Company or a Subsidiary shall be taken into account and neither the transfer of an Eligible Employee from employment by the Company to employment by a Subsidiary nor the transfer of an Eligible Employee from employment by a Subsidiary to Employment by the Company shall be deemed to be a termination of employment by the Eligible Employee. Moreover, the employment of an Eligible Employee shall not be deemed to have been terminated because of his absence from active employment on account of temporary illness or authorized vacation, or during temporary leaves of absence from active employment granted by the Company or a Subsidiary for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Eligible Employee returns to active employment within 90 days after the termination of his military leave, or during any period required to be treated as a leave of absence by virtue of (i) any enforceable employment or other agreement or (ii) any applicable law, such as the federal Family and Medical Leave Act of 1993.

         3. PARTICIPATION; REDUCTION OF SALARY; YEARS OF SERVICE; PAYMENT ELECTION.

         (a) An Eligible Employee may irrevocably elect to participate in this Plan by filing a Participation Agreement with the Company within 90 days after the Effective Date or, if later, within 90 days after the individual becomes an Eligible Employee. An Eligible Employee who does not file a Participation Agreement with the Company during the applicable 90-day period may not subsequently elect to participate in the Plan.

         (b) Upon the filing of a Participation Agreement, Participant agrees to a reduction equal to 10% of the Participant's annual base salary (as of the time of the filing of the Participation Agreement).

         (c) For purposes of determining a Participant's Years of Service under the Plan, the CEO may, in his sole discretion, credit a Participant (excluding himself) with additional Years of Service. In addition, for purposes of determining any benefits payable under Sections 4 through 11 of this Plan, upon termination of employment for any reason (except for termination by the Company for Cause or voluntary termination by the Participant for any reason other than for Good Reason, death, Disability or Retirement), each Participant shall be credited with an additional number of Years of Service and years of age as set forth in the Participation Agreement.

         (d) The election by a Participant to be paid his or her benefits under this Plan either as a lump sum or a monthly payment for life shall be made in a written election filed with the Company at least 12 months prior to the Participant's termination of employment. If the Participant fails to make any such election on a timely basis, the Participant's benefits shall be paid as a lump sum.

         4. RETIREMENT BENEFIT.

         (a) The Company agrees that, from and after a Participant's Early Retirement Date or Normal Retirement Date, the Company shall pay as a retirement benefit ("Retirement Benefit") to the Participant a monthly benefit equal to one-twelfth of the product of (i) the annual benefit percentage, as set forth in the Participation Agreement ("Annual Benefit Percentage"), multiplied by (ii) the Participant's Compensation in effect as of his or her Early Retirement Date or Normal Retirement Date, as applicable, and multiplied by (iii) the Participant's Years of Service, up to a maximum amount equal to such Compensation multiplied by the maximum benefit percentage set forth in the Participation Agreement ("Maximum Benefit Percentage").

         (b) The Company shall pay the Retirement Benefit to the Participant for his or her life and shall commence the payment of such benefit as of the first day of the month coinciding with or next following the Participant's termination of employment; provided, however, that the Participant may elect to receive, in lieu of a monthly benefit payable for life, a lump sum payment that is equivalent to the monthly benefit, as determined on the basis of reasonable assumptions established by the Company ("Plan Assumptions"), and such lump sum shall be payable to the Participant by the Company within 15 days after the date of termination.

         (c) If a Participant elects to receive his or her Retirement Benefit on a monthly basis for life, then, upon the death of the Participant after the Early Retirement Date or Normal Retirement Date, as applicable, the Retirement Benefit will be paid to the Participant's Beneficiaries as set forth in Section 8.

         5. DISABILITY BENEFIT.

         (a) In the event of a Participant's termination of employment with the Company or a Subsidiary due to Disability, the Company shall pay as a disability benefit ("Disability Benefit") to the Participant a monthly benefit equal to one-twelfth of the product of (i) the Annual Benefit Percentage, multiplied by
(ii) the Participant's Compensation in effect as of his or her date of termination, and multiplied by (iii) the Participant's Years of Service, up to a maximum amount equal to such Compensation multiplied by the Maximum Benefit Percentage.

         (b) The Company shall pay the Disability Benefit to the Participant for his or her life and shall commence the payment of such benefit as of the first day of the month coinciding with or next following the Participant's termination of employment; provided, however, that the Participant may elect to receive, in lieu of a monthly benefit payable for life, a lump sum payment that is equivalent to the monthly benefit, as determined on the basis of Plan Assumptions, and such lump sum shall be payable to the Participant by the Company within 15 days after the date of termination.

         (c) If a Participant elects to receive his or her Disability Benefit on a monthly basis for life, then, upon the death of the Participant after the date of termination for Disability, the Disability Benefit will be paid to the Participant's Beneficiaries as set forth in Section 8.

         6. TERMINATION BENEFIT.

         (a) In the event of termination of employment with the Company or a Subsidiary (except for termination by the Company or a Subsidiary for Cause) of a Participant who has completed 10 Years of Service but is not entitled to a Retirement Benefit under Section 4 or a Disability Benefit under Section 5, the Company shall pay as a termination benefit ("Termination Benefit") to the Participant a monthly benefit equal to one-twelfth of the product of (i) the Annual Benefit Percentage, multiplied by (ii) the Participant's Compensation in effect as of his or her date of termination, and multiplied by (iii) the Participant's Years of Service, up to a maximum amount equal to such Compensation multiplied by the Maximum Benefit Percentage.

         (b) The Company shall pay the Termination Benefit to the Participant for his or her life and shall commence as of (i) in the case of a Participant who has not attained age 55 prior to termination of employment, the first day of the month coinciding with or next following the Participant's attainment of age 55, or (ii) in the case of any other Participant who is age 55 or older, the first day of the month following the Participant's termination of employment; provided, however, that the Participant may elect to receive, in lieu of a monthly benefit payable for life, a lump sum payment that is equivalent to the monthly benefit, as determined on the basis of Plan Assumptions, and such lump sum shall be payable to the Participant by the Company within 15 days after the date of termination. In addition, in the case of a Participant who has not attained age 55 prior to termination of employment, the Participant may elect to receive, in lieu of a monthly benefit payable for life beginning at age 55, a lump sum payment that is equivalent to the monthly benefit, as determined on the basis of Plan Assumptions, and such lump sum shall be payable to the Participant by the Company within 15 days after the date of termination; provided, however, that if the Participant has voluntarily terminated his or her employment for any reason other than for Good Reason prior to a Change of Control, then such Participant shall not be eligible to receive his or her Termination Benefit until age 55.

         (c) If a Participant elects to receive his or her Termination Benefit on a monthly basis for life, then, upon the death of the Participant either before or after the commencement of the payment of the Termination Benefit, the Termination Benefit will be paid to the Participant's Beneficiaries as set forth in Section 8.

         7. DEATH BENEFIT. In the event of a Participant's death while in the employment of the Company or a Subsidiary, the Company shall pay as a pre-retirement death benefit ("Pre-Retirement Death Benefit") to Participant's Beneficiaries a monthly benefit equal to one-twelfth of the product of (i) the Maximum Benefit Percentage multiplied by (ii) the Participant's Compensation in effect as of the date of the Participant's death. The Pre-Retirement Death Benefit will be paid to the Participant's Beneficiaries in a lump sum payment that is equivalent to the monthly benefit (assuming the Participant had lived to his or her Early Retirement Date), as determined on the basis of Plan Assumptions, and such lump sum shall be payable to the Participant by the Company within 30 days after the date of death.

         8. BENEFITS PAYABLE AFTER DEATH OF PARTICIPANT. In the event of a Participant's death after termination of employment, the Company shall pay the applicable Retirement Benefit, Disability Benefit, Termination Benefit or Change of Control Benefit (such applicable benefit referred to as the "Benefit" for purposes of Sections 8 and 9) to a Participant's Beneficiaries within 30 days after the date of the Participant's death as follows: (i) if the Participant elected to receive a lump sum Benefit but died prior to receipt of the lump sum Benefit, the Beneficiaries shall receive such lump sum Benefit; or (ii) if the Participant elected to receive monthly Benefit payments, then the Beneficiaries shall receive a lump sum equal to 120 monthly installments of the Participant's Benefit. If the Participant has no Beneficiaries, any


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Benefit payment shall be paid to the estate of the Participant within 60 days after the date of his or her death.

         9. BENEFIT DISCOUNT. For purposes of calculating the monthly Benefit payable under this Plan, if a Participant is less than 62 years old as of his or her termination date, then any monthly Benefits payable would be reduced by an amount equal to .25% multiplied by the number of years that a Participant's age is less than age 62 (subject to a maximum number of seven years).

         10. NON-VESTED PARTICIPANT. In the event of termination of a Participant's employment with the Company or a Subsidiary for any reason prior to completion of 10 Years of Service and prior to a Change of Control, other than termination of employment due to Disability or death or for Cause (as provided in Section 17), the Participant shall not be eligible to receive any benefits under the Plan; provided, however, that if a Participant has at least seven Years of Service at the date of termination (excluding any additional Years of Service granted under Section 3(c)), other than a termination for Cause or voluntary termination by the Participant for any reason other than for Good Reason, Disability, death or Retirement, then the Participant will be credited with an additional three Years of Service and three years of age and will be eligible for the benefits provided under Section 6. If, after a Change of Control, a Participant's employment with the Company or a Subsidiary is terminated for any reason, other than for Cause, prior to completion of 10 Years of Service, the Participant shall be eligible to receive benefits under the Plan.

         11. CHANGE OF CONTROL. In the event of a Change of Control, the following provisions shall apply, and shall supersede any contrary provisions in this Plan:

         (a) Each Participant employed by the Company as of the Change of Control shall be automatically credited with and deemed to have completed an additional five Years of Service (in addition to the Years of Service already completed by or granted to a Participant under the Plan) and additional five years of age.

         (b) In the event of a Participant's termination of employment with the Company or a Subsidiary for any reason other than for Cause after a Change of Control, the Participant shall be credited with an additional five Years of Service (in addition to the Years of Service already completed by or granted to a Participant under the Plan and the five Years of Service granted under Section 10(a)) and additional five years of age. The Company shall pay as a termination benefit ("Change of Control Benefit") to the Participant, as elected by the Participant, either:

                  (i) a monthly benefit equal to one-twelfth of the product of
(i) the Annual Benefit Percentage, multiplied by (ii) the Participant's Compensation in effect as of his or her date of termination, and multiplied by
(iii) the Participant's Years of Service, up to a maximum amount equal to such Compensation multiplied by the Maximum Benefit Percentage, which shall payable to Participant for his or her life and shall commence as of the first day of the month coinciding with or next following the Participant's termination of employment; or

                  (ii) a lump sum payment that is equivalent to the monthly benefit described in paragraph (i), as determined on the basis of Plan Assumptions, within 15 days after the date of termination.

         (c) If any Successor to the Company (as defined in Section 24) fails or refuses to expressly assume and agree to perform all obligations under this Plan in the same manner and to the same extent that the Company or Subsidiary would be required to perform if no such succession had taken place, the Company shall pay a Change of Control Benefit to each Participant in an amount calculated under paragraph (b)(ii) above within five days after the earlier of (i) such succession or (ii) the failure or refusal of a Successor to expressly assume and agree to perform all obligations under this Plan.

         (d) If a Participant elects to receive his or her Change of Control Benefit pursuant to paragraph (b)(i) above, upon the death of the Participant, the Change of Control Benefit will be paid to the Participant's Beneficiaries as set forth in Section 8.

         12. TAX GROSS-UP. All amounts payable by the Company to a Participant or his or her Beneficiaries under Sections 4 through 11 shall be grossed-up in accordance with the provisions of Appendix A hereto.

         13. MEDICAL COVERAGE. For each Participant who is eligible to receive or receives benefits under this Plan, beginning as of the first day following a Participant's date of termination of employment, each Participant and his or her spouse shall be provided by the Company with health and medical insurance for the remainder of their individual lives that is equivalent to the most beneficial health and medical insurance that Participant was eligible to receive during his or her employment with the Company (which shall be no less beneficial than the insurance provided to the CEO). The Company shall be responsible and obligated to maintain such health and medical insurance and shall pay all premiums for such insurance, provided, however, that (i) the Participant shall continue to pay the normal monthly employee contribution for the insurance, subject to a maximum annual aggregate Participant contribution of $2,000, and
(ii) these health and medical benefits shall be secondary to any benefits provided under Medicare and to any other health and medical benefits that the Participant receives from any other employer provided plan.

         14. PAYOR OF BENEFITS. Benefits payable under the Plan with respect to a Participant shall be the joint and several obligation of the Company and each Subsidiary that employed the Participant during any period of his or her participation in this Plan, however, the Company shall have the primary obligation of making any and all benefit payments under this Plan. If, for any reason the Company is unable to make any payments, then all Subsidiaries that employed the Participant during any period of his or her participation in this Plan shall have the obligation to make all of such benefit payments. Adoption and maintenance of the Plan by the Company and any Subsidiary shall not, for that reason, create a joint venture or partnership relationship between or among such entities for purposes of payment of benefits under the Plan or for any other purpose.

         In order to meet its contingent obligations under the Plan, neither the Company nor any Subsidiary shall be required to set aside any assets or otherwise create any type of fund in which any Participant, or any person claiming under such Participant, has an interest other than that of an unsecured general creditor of the Company or a Subsidiary, or which would provide any Participant, or any person claiming under such Participant, with a legally enforceable right to priority over any general creditor of the Company or a Subsidiary in the event of insolvency of the Company or a Subsidiary. For all purposes of the Plan, the Company or a Subsidiary shall be considered insolvent if it is unable to pay its debts as they mature or if it is subject to a pending proceeding as a debtor under the U.S. Bankruptcy Code.

         During any period in which any trust which conforms to the prior paragraph is in existence, benefits payable under the Plan shall be payable by the trustee in accordance with the terms, provisions, conditions and limitations of the Plan and trust. To the extent that any distribution described in the immediately preceding sentence does not fully satisfy the obligation for any benefit due under the Plan, the Company or a Subsidiary shall remain fully liable and obligated for full payment of any unpaid benefit due and payable under the Plan.

         15. BENEFITS PAYABLE ONLY FROM GENERAL CORPORATE ASSETS; UNSECURED GENERAL CREDITOR STATUS OF PARTICIPANTS.

         (a) The payments to a Participant or his or her Beneficiary hereunder shall be made from assets which shall continue, for all purposes to be a part of the general, unrestricted assets of the Company; no person shall have any interest in any such assets by virtue of the provisions of this Plan. The Company's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company; no such person shall have nor acquire any legal or equitable right, interest or claim in or to any property or assets of the Company.

         (b) In the event that, in its discretion, the Company purchases an insurance policy or policies insuring the life of any Participant (or any other property) to allow the Company to recover the cost of providing benefits, in whole or in part, hereunder, neither the Participant nor his or her Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Company shall be the sole owner and beneficiary of any such insurance policy or other property and shall possess and may exercise all incidents of ownership therein. No such policy, policies or other property shall be held in any trust for the Participant, his or her Beneficiary or any other person nor as collateral security for any obligation of the Company hereunder.

         16. FULL SETTLEMENT.

         (a) No Right of Offset. The Company's obligations to make payments under this Plan and to otherwise perform its obligations under this Plan shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against a Participant or others.

         (b) No Benefit Reduction. The amount of any payments or benefits provided for in this Plan shall not be reduced by any compensation earned by the Participant as the result of employment by another employer, by any other retirement or severance benefits, by offset against any amount claimed to be owed by the Participant to the Company, or otherwise.

         17. FORFEITURE UPON TERMINATION OF EMPLOYMENT FOR CAUSE.

         In the event of a Participant's termination of employment by the Company or a Subsidiary for Cause, the Participant's benefits under the Plan shall be forfeited and shall have no right to any benefits under the Plan.

         18. BENEFICIARY DESIGNATION. The Participant shall have the right, at any time, to submit in substantially the form attached hereto as Exhibit B a written designation of primary and secondary Beneficiaries to whom payment under this Plan shall be made in the event of his or her death prior to complete distribution of the benefits due and payable under the Plan. Each Beneficiary designation shall become effective only when received by the Company. If no such designation has been received by the Company from the Participant prior to his or her death, the Participant shall be deemed to have designated as the Beneficiary (i) the Participant's surviving spouse, or (ii) if there is no surviving spouse, the Participant's children, in equal shares.

         19. NO TRUST CREATED. Nothing contained in this Plan, and no action taken pursuant to its provisions by either party hereto shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between the Company and any Participant, his or her Beneficiary or any other person.

         20. NO CONTRACT OF EMPLOYMENT. Nothing contained herein shall be construed to be a contract of employment for any term of years, nor as conferring upon a Participant the right to continue to be employed by the Company or any Subsidiary in his or her present capacity, or in any capacity. This Plan relates to the payment of deferred compensation for the Participant's services, payable after termination of his or her employment with the Company or any Subsidiary, and is not intended to be an employment contract.

         21. BENEFITS NOT TRANSFERABLE. Neither a Participant nor his or her Beneficiary shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. No such amounts shall be subject to seizure by any creditor of any such Participant or Beneficiary, by a proceeding at law or in equity, nor shall such amounts be transferable by operation of law in the event of bankruptcy, insolvency or death of the Participant or his or her Beneficiary. Any such attempted assignment or transfer shall be void.

         22.      ADMINISTRATION.

         (a) Full power and authority to construe, interpret and administer the Plan shall be vested in the CEO. This power and authority includes, but is not limited to, selecting Eligible Employees to participate in the Plan, establishing rules and regulations for the administration of the Plan, maintaining all records necessary for administration of the Plan, including, but not limited to, Participation Agreements and beneficiary designation forms, and making all other determinations, and taking such actions, as may be necessary or advisable for the administration of the Plan. Decisions of the CEO shall be final, conclusive and binding upon all parties. The CEO, in his sole discretion, may delegate day-to-day administration of the Plan to an employee or employees of the Company or to a third-party administrator. The CEO may also rely on counsel, independent accountants or other consultants or advisors for advice and assistance in fulfilling its administrative duties under the Plan.

         (b) Certain persons may be offered the ability to participate in the Plan as an Eligible Employee upon terms and conditions that differ from those in the Plan. The Participation Agreement for any such Eligible Employee will be deemed to be an amendment to the Plan only for such Eligible Employees who elect to participate in the Plan.

         23.      DETERMINATION OF BENEFITS.

         (a) CLAIM. A person who believes that he or she is being denied a benefit to which he or she is entitled under the Plan ("Claimant"), or his or her duly authorized representative, may file a written request for such benefit with the CEO of the Company, setting forth his or her claim. The request must be addressed to the CEO of the Company at the Company's principal place of business.

         (b) CLAIM DECISION. Upon receipt of a claim, the CEO shall advise the Claimant that a reply will be forthcoming within a reasonable period of time, but ordinarily not later than 60 days (45 days for Disability claims), and shall, in fact, deliver such reply within such period. However, the CEO may extend the reply period for an additional 30 days for reasonable cause (an additional 15 days, if necessary, for Disability claims). If the reply period will be extended, the CEO shall advise the Claimant in writing during the initial 60-day period (45-day period for Disability claims) indicating the special circumstances requiring an extension and the date by which the CEO expects to render the benefit determination.

         If the claim is denied in whole or in part, the CEO will render a written opinion, using language calculated to be understood by the Claimant, setting forth (i) the specific reason or reasons for the denial, (ii) the specific references to pertinent Plan provisions on which the denial is based,
(iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation as to why such material or such information is necessary, (iv) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review, including a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review, and (v) the time limits for requesting a review of the denial and for the actual review of the denial. With respect to a Disability claim, if the CEO relied on a rule, guideline, protocol or similar criterion in denying the claim, the notice will either include a copy or state that it was relied on and will be provided upon request, without charge.

         (c) REQUEST FOR REVIEW. Within 60 days (180 days for Disability claims) after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Board review the CEO's prior determination. Such request must be addressed to the Board at the Company's then principal place of business. The Claimant or his or her duly authorized representative may submit written comments, documents, records or other information relating to the denied claim, which such information shall be considered in the review under this subsection without regard to whether such information was submitted or considered in the initial benefit determination.

         The Claimant or his or her duly authorized representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information which (i) was relied upon by the CEO in making the initial claims decision, (ii) was submitted, considered or generated in the course of the CEO making the initial claims decision, without regard to whether such instrument was actually relied upon by the CEO in making the decision, (iii) demonstrates compliance by the CEO with administrative processes and safeguards designed to ensure and to verify that benefit claims determinations are made in accordance with governing Plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated Claimants, or (iv) in the case of a Disability claim, constitute a statement of policy or guidance concerning the denied benefit. With respect to a Disability claim, (1) the Claimant may request that any medical or vocational experts who advised the CEO regarding the claim be identified, and (2) if the claim was denied on the basis of a medical judgment, the Board will consult a health care professional with appropriate training and experience other than the health care professional who was consulted in connection with the denial of the claim or his or her subordinates. If the Claimant does not request a review of the CEO's determination within such 60-day period (180-day period for Disability claims), he or she shall be barred and estopped from challenging such determination.

         (d) REVIEW OF DECISION. Within a reasonable period of time, ordinarily not later than 60 days (45 days for Disability claims), after the Board's receipt of a request for review, it will review the CEO's prior determination. If special circumstances require that the 60-day time period (45-day time period for Disability claims) be extended, the Board will so notify the Claimant within the initial 60-day period (45-day period for Disability claims) indicating the special circumstances requiring an extension and the date by which the Board expects to render its decision on review, which shall be as soon as possible but not later than 120 days (90 days for Disability claims) after receipt of the request for review.

         The Board has discretionary authority to determine a Claimant's eligibility for benefits and to interpret the terms of the Plan. Benefits under the Plan will be paid only if the Board decides in its discretion that the Claimant is entitled to such benefits. The decision of the Board of Directors shall be final and non-reviewable, unless found to be arbitrary and capricious by a court of competent review. Such decision will be binding upon the Company and the Claimant.

         If the Board makes an adverse benefit determination on review, the Board will render a written opinion, using language calculated to be understood by the Claimant, setting forth (i) the specific reason or reasons for the denial, (ii) the specific references to pertinent Plan provisions on which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information which (A) was relied upon by the Board in making its decision, (B) was submitted, considered or generated in the course of the Board making its decision, without regard to whether such instrument was actually relied upon by the Board in making its decision, (C) demonstrates compliance by the Board with administrative processes and safeguards designed to ensure and to verify that benefit claims determinations are made in accordance with governing Plan documents, and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants, or
(D) in the case of a Disability claim, constitute a statement of policy or guidance concerning the denied benefit, and (iv) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following the adverse benefit determination on such review. With respect to a Disability claim, if the Board relied on a rule, guideline, protocol or similar criterion in denying the claim, the notice will either include a copy or state that it was relied on and will be provided upon request, without charge.

         24. AMENDMENT. This Plan may be amended, altered, modified, or terminated at any time by a written instrument signed by the Company, its successors or assigns; provided, however, that no such amendment, alteration, modification or termination may adversely affect the rights of any Participant under this Plan. In addition, as provided for in Section 22, the terms and conditions contained in a Participation Agreement for any particular Participant shall be deemed to be an amendment to the Plan only for purposes of such Participant. In the event of a Change of Control, the Plan cannot be amended, altered, modified or terminated thereafter without the prior written consent of each Participant. Except for the application of Section 10 (which shall not be superceded by the terms of any other agreement with the Participant), to the extent that any of the terms and provisions of this Plan are contrary or contradictory to any terms and provisions of any employment agreement between a Participant and the Company or a Subsidiary, and the terms and provisions of such employment agreement are more beneficial to a Participant, then the terms and provisions of the employment agreement shall control and shall be deemed to be substituted for and replace the contrary terms and provisions of this Plan.

         25. SUCCESSORS. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, amalgamation, operation of law or otherwise (including any purchase, merger, amalgamation, Corporate Transaction or other transaction involving the Company or any subsidiary or Affiliate of the Company), to all or substantially all of the business and/or assets of the Company or its subsidiaries (a "Successor") to expressly assume and agree to perform this Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of the Company's obligations under this Plan and shall entitle the Participant to immediate compensation from the Company and the Successor as provided for under
Section 11 of this Plan.

         26. NOT A SECURITY. Nothing contained herein shall be construed to create a security. This Plan relates to the payment of deferred compensation for each Participant's services, payable after termination of his or her employment with the Company, and is not intended to be, or to create, a security.

         27. NOTICE. Any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand. Either party may change the address to which notice is to be sent by giving notice of the change of address in the manner aforesaid.

         28. GOVERNING LAW. Except to the extent preempted by federal law, this Plan, and the rights of the Company and the Eligible Employees hereunder, shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of law that might otherwise apply.

         IN WITNESS WHEREOF, this Plan is executed by a duly authorized officer of the Company as of the 1st day of June, 2003.

                                        WEATHERFORD INTERNATIONAL LTD.



ATTEST:                                 By:  /s/ Bernard J. Duroc-Danner
                                             ----------------------------------
                                             Bernard J. Duroc-Danner
                                             Chairman, President & Chief
                                             Executive Officer
     /s/ Burt M. Martin
---------------------------
Secretary

                                    EXHIBIT A

                             PARTICIPATION AGREEMENT
                         WEATHERFORD INTERNATIONAL LTD.
                     NONQUALIFIED EXECUTIVE RETIREMENT PLAN


TO:               Weatherford International Ltd. ("Company")
                  Attention:  Senior Vice President - Human Resources
FROM:    _________________________ ("Eligible Employee")

                  By signing and filing this Participation Agreement, the Eligible Employee elects to participate in the Plan, and agrees to be bound by the terms of the Plan, a copy of which the Eligible Employee acknowledges having received and read. Specifically, but not in limitation of the foregoing, the Eligible Employee understands, agrees and acknowledges that:

         1.   this Participation Agreement is irrevocable;

         2. the Eligible Employee's current annual base salary shall be reduced by 10%;

         3. the annual base salary reduction in paragraph 2 above shall not be deemed to constitute a breach of any employment agreement between the Company, or its subsidiaries, and the Eligible Employee;

         4. the Company will purchase Company-owned life insurance on the Eligible Employee and the Eligible Employee agrees to submit to the reasonable requirements of the insurance company to obtain such insurance. The Eligible Employee further agrees and acknowledges that (i) such life insurance is obtained for the benefit of the Company, (ii) the Company will be the beneficiary of such life insurance and (iii) the Eligible Employee (and his or her Beneficiaries) shall have no claim or right to such life insurance or the proceeds thereof; and

         5. the other specific terms of the Plan applicable to the Eligible Employee are as follows:

              a. Annual Benefit Percentage is 2.75%;

              b. the bonus amount under Section 2(h) is the higher of the
                 "target" bonus or actual bonus achieved;

              c. Maximum Benefit Percentage is 60%; and

              d. the number of additional Years of Service and years of age for purposes of Section 3(c) is three.


                                            ---------------------------------
                                            Eligible Employee's Signature

                                            Dated:____________________________

                                    EXHIBIT B

                           DESIGNATION OF BENEFICIARY
                         WEATHERFORD INTERNATIONAL LTD.
                     NONQUALIFIED EXECUTIVE RETIREMENT PLAN


I,                                                           , hereby designate:
   ----------------------------------------------------------

PRIMARY
-------------------------------------------------------------------------------
(Print Beneficiary's Name) Last           First                      MI

-------------------------------------------------------------------------------
Print Beneficiary's Address                                       Relationship

PRIMARY
-------------------------------------------------------------------------------
(Print Beneficiary's Name) Last           First                      MI

-------------------------------------------------------------------------------
Print Beneficiary's Address                                       Relationship

as my beneficiary(ies) under the Plan. In the event of my death prior to the distribution to me of my benefits in the Plan, such beneficiary(ies) then living are to receive such benefits in equal shares.

If the above-named beneficiary(ies) do not survive me, my benefits shall be distributed in equal shares to those then living of the following person(s):

SECONDARY
-------------------------------------------------------------------------------
(Print Beneficiary's Name) Last           First                      MI


-------------------------------------------------------------------------------
Print Beneficiary's Address                                       Relationship

SECONDARY
-------------------------------------------------------------------------------
(Print Beneficiary's Name) Last           First                      MI


-------------------------------------------------------------------------------
Print Beneficiary's Address                                       Relationship


This designation shall remain in effect until revoked or changed by my filing a new beneficiary designation form.


                                          ------------------------------------
                                          (Signature of Participant)

                                          Date:_______________________________

                                Sample ERISA Form

              ERISA Notice for Unfunded Deferred Compensation Plans


         Attached is a sample form of notice which may be used to satisfy the alternative ERISA reporting requirements for an unfunded plan of deferred compensation for a select group of employees. The notice should be filed, preferably on ____________________ letterhead, within 120 days after a new plan is established. Even if ____________________ has not previously filed with respect to any prior plan(s), it should include them in reporting the number of plans and employees covered in items 3 and 4.

         Plan documents need not be filed, unless they are specifically requested by the Secretary of Labor.

         If fails to file the notice, the plan will be subject to the burdensome reporting and disclosure requirements of ERISA Title I, Subtitle B, Part 1.

                                      Date

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Top Hat Plan Exemption
Employee Benefits Security Administration
Room N-1513
U.S. Department of Labor
Washington, DC 20210

         Re:      Notice of Plan(s) of Deferred Compensation

Ladies and Gentlemen:

         Pursuant to DOL Reg. Sec. 2520.104-23, the undersigned Employer hereby files the following information with respect to its plan(s) of deferred compensation.

                  1.   Name and Address of Employer:

                  2.   Federal Employer Identification No. (EIN):

                  3. The Employer maintains _____ plan(s) of deferred compensation primarily for the purpose of providing deferred compensation to a select group of management or highly-compensated employees.

                  4.   ______ employee(s) is/are covered by such plan(s).


                                             Very truly yours,


                                             -------------------------------
                                             By:____________________________

                                   APPENDIX A

         A. Anything in the Plan to the contrary notwithstanding, if it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of the Plan or otherwise, but determined without regard to any additional payments required under this Appendix A) (a "Payment") would be subject to the excise or other tax imposed by Section 4999 of the Code (and any successor provisions or sections to Section 4999) or any interest or penalties are incurred by the Executive with respect to such excise or other tax (such excise or other tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. For purposes of this Appendix A, all references to the Company shall be deemed to also include any Subsidiaries that have payment obligations under the Plan.

         B. Subject to the provisions of paragraph C, all determinations required to be made under this Appendix A, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by PricewaterhouseCoopers or, as provided below, such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Appendix A, shall be paid by the Company to the Executive within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to paragraph C and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

         C. The Executive shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of the Gross-Up Payment (or an additional Gross-Up Payment) in the event the IRS seeks higher payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Executive is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

         (1) give the Company any information reasonably requested by the Company relating to such claim,

         (2) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

         (3) cooperate with the Company in good faith in order to effectively contest such claim, and

         (4) permit the Company to participate in any proceedings relating to such claims;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Appendix A, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or any other taxing authority.

         D. If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph C, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph C) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph C, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         E. Any provision in the Plan, this Appendix A or any other plan or agreement to the contrary notwithstanding, if the Company is required to pay a Gross-Up Payment pursuant to the provisions of this Appendix A and pursuant to the provisions of another plan or agreement, then the Company shall pay the greater of the amount determined pursuant to this Appendix A or the amount determined pursuant to the provisions of such other plan or agreement, but in no event shall the Company pay amounts pursuant to both provisions.